SHARE AND WARRANT CANCELLATION AGREEMENT

THIS SHARE AND WARRANT CANCELLATION AGREEMENT (this “Agreement”) is made and entered into as of this 6th day of May, 2009 by and between SRKP 21, Inc., a Delaware corporation (“SRKP 21”) and the stockholders of SRKP 21, as set forth on Schedule I attached hereto (such stockholders collectively referred to herein as the “Stockholders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement (as hereinafter defined).

RECITALS

WHEREAS, on March 3, 2009, SRKP 21 entered into a Share Exchange Agreement with Attainment Holdings Limited, a British Virgin Islands Corporation (“Attainment Holdings”), Excel Profit Global Group Limited, a British Virgin Islands corporation and sole shareholder of Attainment Holdings ("Excel Profit") and as to certain portions the agreement, certain designees (the “Exchange Agreement”), a copy of which is attached hereto as Exhibit A;

WHEREAS, pursuant to the terms of the Exchange Agreement, and as a condition to the completion of the transactions contemplated by the Exchange Agreement, SRKP 21 agreed to enter into an agreement with the Stockholders to cancel (i) an aggregate of 5,016,390 shares of SRKP 21 common stock held by such Stockholders (the “Shares”), as such Shares are more particularly set forth on Schedule I attached hereto, and (ii) an aggregate of 6,131,945 warrants to purchase shares of SRKP 21 common stock held by such Stockholders (the “Warrants”), as such Warrants are more particularly set forth on Schedule II attached hereto; and

WHEREAS, the Stockholders acknowledge that they would benefit from the completion of the transactions contemplated by the Exchange Agreement.

NOW, THEREFORE, for and in consideration of the execution and delivery of the Exchange Agreement, and the payment of good and valuable consideration pursuant to the Exchange Agreement, the receipt and sufficiency of which is hereby acknowledged, SRKP 21 and the Stockholders, each intending to be legally bound by this Agreement, hereby agree as follows:

AGREEMENT

1.  DUTIES

1.1  Rights and Obligations of the Parties.  The parties shall be entitled to such rights and shall perform such duties as set forth herein.  In the event that the terms of this Agreement conflict in any way with the provisions of the Exchange Agreement, the Exchange Agreement shall control.

1.2 Cancellation of Shares and Warrants.  On the Closing Date of the Exchange Agreement, the Shares and the Warrants shall be deemed automatically cancelled.  The Stockholders agree to execute any and all documents, including, but not limited to, stock powers for the stock certificates representing the Shares, as SRKP 21 reasonably determines necessary to effect the cancellation of the Shares and the Warrants pursuant to the terms of this Agreement.

2.  DIVIDENDS; VOTING RIGHTS; STOCK SPLITS

2.1  Cash Dividends; Voting Rights.  Prior to the Closing of the Exchange Agreement, the Stockholders shall have rights to cash or stock dividends with respect to the Shares and the Warrants, if any, and have rights to vote their respective Shares, if any such matter requiring stockholder approval shall arise.

2.2  Stock Splits; Stock Dividends.  In the event of any stock split or other similar transaction with respect to SRKP 21 common stock that becomes effective prior to the Closing of the Exchange Agreement, the additional shares or warrants issued with respect to the Shares or the Warrants shall be similarly cancelled.

3.  MISCELLANEOUS

3.1  Transferability.  None of the rights and obligations of the Stockholders hereunder shall be transferable.

3.2  Notices.  Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if sent by (i) registered or certified mail, postage prepaid, addressed as follows, (ii) facsimile to the facsimile numbers identified below or (iii) overnight courier (such as UPS or FedEx), addressed as follows:

If to SRKP 21:

SRKP 21, Inc.
4737 North Ocean Drive, Suite 207
Lauderdale by the Sea, FL 33308
Attention: Richard Rappaport
Telecopy No.:  (310) 843-9304

If to the Stockholders:

to the address set forth next to the name of each of the Stockholders in Schedule I.

or such other person or address as shall be furnished in writing by any of the parties and any such notice or communication shall be deemed to have been given as of the date so mailed.

3.3  Construction.  The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

3.4  Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, assigns and transferees, as the case may be.

3.5  Severability.  If any provision or section of this Agreement is determined to be void or otherwise unenforceable, it shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain enforceable in accordance with their terms.

3.6  Interpretation.  The headings and subheadings contained in this Agreement are for reference only and for the benefit of the parties and shall not be considered in the interpretation or construction of this Agreement.  This Agreement shall be construed and interpreted without regard to any rule or presumption requiring that it be construed or interpreted against the party causing it to be drafted.

3.7  Execution in Counterparts.  This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

3.8  Amendments.  This Agreement may be amended from time to time but only by written agreement signed by all of the parties hereto.

3.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes any and all prior understandings, agreements, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties have executed this Share and Warrant Cancellation Agreement as of the day and year first above written.

SRKP 21, INC.		STOCKHOLDERS

By:	/s/ Richard Rappaport
Name:	Richard Rappaport	/s/ Debbie Schwartzberg
Title:	President	Debbie Schwartzberg

/s/ Debbie Schwartzberg
The Julie Schwartzberg Trust dated 2/9/2000
		By:	Debbie Schwartzberg
		Its:	Trustee

/s/ Debbie Schwartzberg
The David N. Sterling Trust dated 2/3/2000
		By:	Debbie Schwartzberg
		Its:	Trustee

/s/ Janine Frisco
Janine Frisco

/s/ Richard Rappaport
WestPark Capital Financial Services, LLC
		By:	Richard Rappaport
		Its:	Chief Executive Officer

/s/ Richard Rappaport
Richard Rappaport

/s/ Anthony Pintsopoulos
Anthony Pintsopoulos

/s/ Richard Rappaport
Amanda Rappaport Trust
By:	Richard Rappaport
Its:	Trustee

/s/ Richard Rappaport
Kailey Rappaport Trust
By:	Richard Rappaport
Its:	Trustee

/s/ Kevin DePrimio
Kevin DePrimio

/s/ Jason Stern
Jason Stern

Schedule I

Stockholders of SRKP 21, Inc.

	Stockholder	Shares to be cancelled per the terms of this Agreement	Pre-Closing Shares	Post-Closing Shares
1.	Debbie Schwartzberg	706,893	1,000,000	293,107
	785 5th Avenue , Apt 10C
	New York, NY 10022

2.	Janine Frisco	175,574	248,374	72,800
	200 Oceangate, Suite 1500
	Long Beach, CA 90802-4302

3.	WestPark Capital Financial Services, LLC	1,960,907	2,773,979	813,072
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

4.	Richard Rappaport	802,621	1,135,420	332,799
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

5.	Anthony Pintsopoulos	501,639	709,639	208,000
	c/o SRKP 21, Inc.
	4737 North Ocean Drive, Suite 207
	Lauderdale by the Sea, FL 33308

6.	Amanda Rappaport Trust	225,738	319,338	93,600
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

7.	Kailey Rappaport Trust	225,738	319,338	93,600
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

8.	Kevin DePrimio	175,574	248,374	72,800
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

9.	Jason Stern	100,328	141,928	41,600
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

10.	The Julie Schwartzberg Trust dated 2/9/2000	70,689	100,000	29,311
	785 5th Avenue , Apt 10C
	New York, NY 10022

11.	The David N. Sterling Trust dated 2/3/2000	70,689	100,000	29,311
	785 5th Avenue , Apt 10C
	New York, NY 10022

		5,016,390	7,096,390	2,080,000

Schedule II

Warrantholders of SRKP 21, Inc.

	Warrantholder	Warrants to be cancelled per the terms of this Agreement	Pre-Closing Warrants	Post-Closing Warrants
1.	Debbie Schwartzberg	864,094	1,000,000	135,906
	785 5th Avenue , Apt 10C
	New York, NY 10022

2.	Janine Frisco	214,618	248,374	33,756
	200 Oceangate, Suite 1500
	Long Beach, CA 90802-4302

3.	WestPark Financial Services, LLC	2,396,978	2,773,979	377,001
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

4.	Richard Rappaport	981,109	1,135,420	154,311
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

5.	Anthony Pintsopoulos	613,195	709,639	96,444
	c/o SRKP 21, Inc.
	4737 North Ocean Drive, Suite 207
	Lauderdale by the Sea, FL 33308

6.	Amanda Rappaport Trust	275,938	319,338	43,400
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

7.	Kailey Rappaport Trust	275,938	319,338	43,400
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

8.	Kevin DePrimio	214,618	248,374	33,756
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

9.	Jason Stern	122,639	141,928	19,289
	1900 Avenue of the Stars, Suite 310
	Los Angeles, CA 90067

10.	The Julie Schwartzberg Trust dated 2/9/2000	86,409	100,000	13,591
	785 5th Avenue , Apt 10C
	New York, NY 10022

11.	The David N. Sterling Trust dated 2/3/2000	86,409	100,000	13,591
	785 5th Avenue , Apt 10C
	New York, NY 10022

		6,131,945	7,096,390	964,444

Exhibit A

Share Exchange Agreement